UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2011

MAKEMUSIC, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-26192	41-1716250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7615 Golden Triangle Drive, Suite M Eden Prairie, Minnesota		55344-3848
(Address of principal executive offices)		(Zip Code)

(952) 937-9611

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 20, 2011, the Board of Directors of MakeMusic, Inc. (the “Company”) accepted the resignation of Mr. Jeffrey A. Koch from his director position. Mr. Koch’s resignation will be effective December 31, 2011. Mr. Koch’s resignation was not a result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2011

MAKEMUSIC, INC.

/s/ Karen L. VanDerBosch
Karen L. VanDerBosch Chief Operating Officer/Chief Financial Officer